UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

PERKINELMER, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-05075	04-2052042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 29, 2010, PerkinElmer, Inc. (the “Company”) completed the previously announced disposition of its Illumination and Detection Solutions (“IDS”) business to Excelitas Technologies Corp., formerly known as IDS Acquisition Corp. (the “Buyer”), a subsidiary of Veritas Capital Fund III, L.P., a New York- based private equity firm, pursuant to the terms of the master purchase and sale agreement between the Company and the Buyer, dated as of August 31, 2010 (the “Purchase Agreement”). The Company received $482.0 million in consideration for the IDS business, or approximately $500.0 million net of payments for acquired cash balances, subject to adjustment for working capital as of the closing of the sale. The business included the outstanding stock of certain subsidiaries of the Company located in Germany, Canada, China, Indonesia, the Philippines, the United Kingdom and the United States as well as specified assets and liabilities located in the United States, Singapore and Germany.

The foregoing description of the Purchase Agreement and sale does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8–K filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2010 and incorporated herein by reference.

A copy of the press release announcing the completion of the disposition is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Attached as Exhibit 99.1 hereto are unaudited pro forma consolidated statements of operations for the fiscal years ended January 3, 2010, December 28, 2008 and December 30, 2007 that reflect the treatment of the IDS business as a discontinued operation and giving effect to the disposition. The Company has reflected the IDS business as a discontinued operation in the consolidated financial statements included in the Company’s Quarterly Report on Form 10–Q for the quarter ended October 3, 2010 which was filed with the SEC on November 10, 2010. The unaudited pro forma consolidated balance sheets as of October 3, 2010 and January 3, 2010 and unaudited pro forma consolidated statements of operations for the interim periods ended October 3, 2010 and October 4, 2009 giving effect to the disposition are reflected therein and are incorporated herein by reference.

(d) Exhibits

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: December 3, 2010	By:	/S/ JOEL S. GOLDBERG
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1 (1)	Master Purchase and Sales Agreement between PerkinElmer, Inc. and IDS Acquisition Corp., dated as of August 31, 2010, filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on September 3, 2010 and incorporated herein by reference.

99.1	Unaudited pro forma consolidated statements of operations.

99.2	Press release of PerkinElmer, Inc. issued on November 29, 2010.

(1)

The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.